SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 21, 2013

SMITHFIELD FOODS, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia

(State or Other Jurisdiction

of Incorporation)

1-15321	52-0845861
(Commission File Number)	(I.R.S. Employer Identification No.)

200 Commerce St. Smithfield, Virginia	23430
(Address of Principal Executive Offices)	(Zip Code)

(757) 365-3000

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

As previously reported, on May 28, 2013, Smithfield Foods, Inc., a Virginia corporation (the “Company”), entered into an Agreement and Plan of Merger with Shuanghui International Holdings Limited, a corporation formed under the laws of the Cayman Islands (“Parent”) and Sun Merger Sub, Inc., a Virginia corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

On June 21, 2013, the Company intends to provide to a number of financial institutions certain financial information about the Company in connection with the financing of the Merger. The information to be provided is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The financial information to be provided includes certain non-GAAP financial measures. The Company has reconciled the non-GAAP financial measures to the GAAP financial measures and included such reconciliations in Exhibit 99.1.

The non-GAAP financial measures in the information to be provided use financial measures computed in accordance with GAAP as starting points. The GAAP measures are adjusted by the impact of certain significant items to arrive at the non-GAAP financial measures. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of our business that, when viewed together with our financial results computed in accordance with GAAP, provide a more complete understanding of factors and trends affecting our historical financial performance and projected future operating results. This combined view of GAAP and non-GAAP measures also provides greater transparency of underlying profit trends and better comparability of results across periods. Additionally, investors frequently request information from management regarding significant items and management believes, based on feedback it has received during earnings calls and discussions with investors, that these non-GAAP measures enhance investors’ ability to assess our historical performance and to project future financial performance. These non-GAAP financial measures are not intended to be substitutes for the comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Management also uses certain non-GAAP financial measures, in conjunction with the GAAP financial measures, to understand, manage and evaluate our businesses and in planning for and forecasting financial results for future periods.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Description

99.1	Reconciliation of non-GAAP financial measures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.

Date: June 21, 2013	/s/ Michael H. Cole
Michael H. Cole
Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Reconciliation of non-GAAP financial measures